________________________________________________________________________________


                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 2003
                                                         ---------------

                           FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

         South Carolina                001-12669                 57-079935
  (State or other jurisdiction  (Commission File Number)      (IRS  Employer
        of incorporation)                                   Identification No.)

         520 Gervais Street
         Columbia, South Carolina                           29201-3046
     (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175


          (Former name or former address, if changed since last report)

________________________________________________________________________________

Item 9.  Regulation FD Disclosure.

In a presentation to the South Carolina Bank Investors Symposium held August 21 and 22, 2003 in Greenville, South Carolina, Richard C. Mathis, Executive Vice President and Chief Financial Officer of First National Corporation, made the following statements:

First National Corporation

South Carolina Bank Investors Symposium
August 2003

Forward Looking Statements



Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, FNC through its senior management or directors may from time to time make forward looking public statements concerning matters herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FNC's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by FNC with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of FNC or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


First National Corporation Profile

-    Fourth largest independent bank domiciled in South Carolina
- Ranked 10th among largest financial institutions in South Carolina by deposits(1)
-    Ranked 23th among top publicly traded companies in South Carolina(2)
-    One of the top 200 banks in the United States
- Corporate headquarters relocated from Orangeburg to the Vista of Columbia in January 2003
-    $1.23 billion in assets (as of 06/30/03)
-    AMEX Ticker: FNC
-    2 bank subsidiaries
     -    South Carolina Bank and Trust
     -    South Carolina Bank and Trust of the Piedmont
-    Lead bank founded in 1934
-    32 financial centers in 13 counties in SC
-    Family of over 500 employees

1    FDIC Website
2 According to The State newspaper's 2003 Palmetto 50 ranking of publicly held SC companies.

Capital Strengths

-    Total Capital (GAAP) $108,071M
-    Total Risk Based Capital $114,215M

-    Ratios:
     -    Total Risk Based Capital 12.89%
     -    Tier 1 Risk Based Capital 11.64%
     -    Leverage Capital 8.55%

-    Well-Capitalized

                                   Our Vision

Our vision is to build South Carolina's Community Bank with soundness, profitability and growth, by providing the best in banking services with a personal touch, and by creating mutually rewarding, long-term relationships with business and individual customers throughout the state.

Large Bank Philosophy

Focus excessively on "The Street"

                                    = Employee Turnover
                            Loss of customers

                  Flawed Business Model

SCBT Philosophy

Reverse Solution
Focus on
Customers + Employees = Shareholder Return

-    Gallup Q 12
-    Employee Opinion Surveys
- SC Psychological Association Exemplary Program Recognition for Employee Involvement
-    Turnover 12.5%
-    Customer Retention

Employee Turnover Percentage

1999     21.20%
2000     25.70%
2001     15.80%
2002     13.00%
2003     12.50% Thru 2Q Annualized


Number of Households with Banking Relationship

2000     51,385
2001     53,306
2002     56,373
2003     58,263 thru 2Q

Our Success

-    Business Model
     -    Community Banking
     -    Decentralized Decisions
     -    Centralized Processes
     -    Think Big / Act Small
     -    Balance between Soundness, Profitability & Growth

-    Our Employees
-    Big Bank Mistakes
-    Board of Directors
-    Shareholder Support
-    Executive Management

Mission

To be SOUTH CAROLINA'S bank

Recent Accomplishments

-    SCBT Branding
-    Corporate Relocation / New Headquarters Building
-    Correspondent Banking
-    Russell 2000
- Integrate consumer finance subsidiary into bank to leverage through branches
-    Integrate Pee Dee subsidiary bank into lead bank for efficiencies
-    New Eastside branch in Rock Hill
-    New Loan Production office in Cayce
-    Opened Regional Headquarters facility in Greenville
-    10% Stock Dividend issued in December 2002

2003 Goals

-    Build Market Share
     - Increase branch presence in Greenville, Columbia, York County, and Beaufort County
-    Try to retain 10% EPS growth or better
-    Insurance Initiatives
-    Look for opportunities in smaller markets
-    Grow Asset Management and Retail Investments
-    Maybe Charleston Mortgage Market


Market Share

Deposit Market Share by Zip Code

                                                                   Market
Rank   Institution (State of Domicile)($000)     Deposits          Share         Branches
1       Wachovia Corp. (NC)                      2,434,232         28.46%            25
2       Bank of America Corp, (NC)               1,361,827         15.92             22
3       South Carolina Bank and Trust (SC)         854,398          9.99             31
4       South Financial Group, Inc. (SC)           814,787          9.53              7
5       BB&T Corp. (NC)                            751,412          8.78              8
6       Synovus Financial Corp. (GA)               491,712          5.75              7
7       First Citizens Bancorp. Of SC (SC)         325,025          3.80             17
8       Regions Financial Corp. (AL)               140,783          1.65              7
9       SunTrust Banks, Inc. (GA)                  106,833          1.25              3
10     SouthTrust Corp. (AL)                        99,780          1.17              3

Source: SNL Financial
Deposit data as of June 30, 2002

2004 - 2005 Goals

-    Look at expansion in existing or new markets
-    Would eventually like to enter
     -    Charleston
     -    Myrtle Beach
     -    Spartanburg
     -    Aiken

Greenville-Spartanburg-
Anderson MSA

-    Diversified business climate
     -    Manufacturing employers - over 1,500 in Upstate
     -    Small businesses - over 10,000 in Greenville Co.
     -    Health care - 10 major facilities in Greenville Co.
-    24% of the state's population
     -    Projected 6.1% increase in five years
-    60% professional workforce in Greenville Co.
-    $37,107 median household income in MSA
-    $11.9 billion in deposits - 26% of the state

Greater Columbia MSA

-    Diversified business climate
     -    State government
     -    Armed Forces - Fort Jackson
     -    Education - University of South Carolina
     -    Insurance (BCBS) and Healthcare (Palmetto Health)
-    13% of the state's population,
     -    Projected 7.6% increase in five years
-    65% professional workforce in Richland/Lexington
-    $39,073 median household income in MSA
-    $6.9 billion in deposits - 15% of the state

Beaufort County

-    Business climate
     -    Tourism
     -    Retirement and second home destination
     -    Armed Forces - Parris Island, MCAS
-    3% of the state's population,
     -    Projected 15.3% increase in five years
-    59% professional workforce
-    $46,922 median household income
-    $2.1 billion in deposits - 4% of the state

                                     Future

Above all, we will continue our commitment to personal service. And we look to enter new markets in South Carolina through carefully managed expansion.

GROWTH - Total Assets

Year   (in millions)

1999       $ 873
2000        $973
2001     $1,025
2002     $1,145
2003     $1,229 thru 2nd quarter

12.8% CAGR

DIVERISIFICATION - Loan Mix

Commercial Real Estate                      38%
Commercial and Industrial                   13
Consumer                                    12
Consumer Real Estate                        26
Equity Line                                 11


GROWTH - Total Deposits

Year   (in millions)
1999     $690
2000     $758
2001     $812
2002     $898
2003     $986 thru 2nd quarter
11.7% CAGR

DIVERISIFICATION - Deposit Mix

Time Deposits                              41%
Demand Deposits                             20
Now Accounts                                21
MMDA                                        11
Savings                                      7

SOUNDNESS
FNC - Shareholder's Equity

Year    (in millions)
1999       $76
2000       $85
2001       $93
2002      $103
2003      $108
          10.4% CAGR

SOUNDNESS
Equity Capital / Total Assets
         - FRB Peer Comparison

                           1999             2000              2001              2002
FNC                        8.69%            8.75%             9.03%             9.04%
Former Peer Group          8.31%            8.53%                -                 -
$1B Peer Group             8.08%            8.33%             8.30%             8.70%

SOUNDNESS
Net Charge-offs/Average Total Loans
         - FRB Peer Comparison

                           1999             2000              2001              2002
FNC                        0.13%            0.12%             0.19%             0.25%
Former Peer Group          0.19%            0.21%                -                 -
$1B Peer Group             0.22%            0.21%             0.30%             0.29%

SOUNDNESS

                                                                                         YTD
                                                                                         Thru
                                                               2000     2001     2002    2Q `03
                                                               ----     ----     ----    ------
Non-Performing Assets /
         Total Loans & OREO*                                  0.20%     0.74%    0.67%   0.65%

Allow. Loan Losses / Total Loans*                             1.22%     1.28%    1.28%   1.24%

Allow. Loan Losses /
              Non-Performing Loans*                           273%       201%     233%    213%

Net Charge-offs / Average Loans                              0.12%      0.19%    0.25%   0.23%
* Period end date.
Loan data excludes mortgages held for sale.


PROFITABILITY
Earnings Per Share and Net Income

EPS
1999*             2000              2001             2002              2003 Thru June
$1.25             $1.36             $1.59            $1.79             $0.93

12.0 CAGR (EPS)

Net Income (in Thousands)

1999*             2000              2001             2002              2003 Thru June
$9,624            $10,533           $12,257          $13,834           $7,232

Without the one-time expenses associated with the FirstBancorporation acquisition and Carolina First branch purchases. Per share data reflect a ten percent stock dividend distributed on December 6, 2002.



PROFITABILITY
Return on Average Assets

1999*             2000              2001             2002              Thru 2Q 2003
1.19%             1.11%             1.21%            1.28%             1.23%

* Without the one-time expenses associated with the FirstBancorporation acquisition and Carolina First branch purchases

PROFITABILITY
Return on Average Equity

1999*             2000              2001             2002              2003 Thru 2Q
12.81%            13.14%            13.64%           14.09%            13.77%

* Without the one-time expenses associated with the FirstBancorporation acquisition and Carolina First branch purchases

PERFORMANCE DRIVERS
Net Interest Margin - FRB Peer Comparison


                           1999             2000              2001              2002
FNC                        4.82%            4.61%             4.84%             4.86%
Former Peer Group          4.48%            4.36%                -                 -
$1B Peer Group             4.29%            4.25%             4.14%             4.29%

PERFORMANCE DRIVERS
Total Non-Interest Income


                           1999             2000              2001              2002             2003*
Non-Interest Income        $9,727           $10,971           $13,680           $17,681          $21,946
{ }                        21%              21%               24%               27%              31%
{ } Non-Interest Income as a percent of Net Interest Income Plus Non-Interest Income
* Annualized

FIRST NATIONAL CORPORATION
Book Value Per Share

1999              2000              2001             2002              2003 Thru 2Q
$9.85             $10.97            $12.15           $13.49            $14.07

Per share data reflect a ten percent stock dividend distributed on December 6, 2002.

FIRST NATIONAL CORPORATION
Cash Dividends Per Share

1999              2000              2001             2002              2003
$0.47             $0.49             $0.52            $0.57             $0.66

Per share data reflect a ten percent stock dividend distributed on December 6, 2002
8.9% CAGR


TOTAL RETURN PERFORMANCE
First National Corporation

                                    1997       1998      1999     2000     2001    2002
First National Corporation          100.00    133.15    108.56    65.74    99.92  140.08
AMEX Major Market Index             100.00    120.32    144.04   135.75   132.29  116.37
SNL Southeast Bank Index            100.00    106.46     83.77    84.12   104.79  115.76

FNC P/E                                    20.83x  19.80x  8.81x  11.03x  13.40x
FNC P/E 2003   ~13.10x

SNL Financial LC - 2003

Price Performance

Five-Year Price Performance - July 1998 thru July 2003

First National Corporation            31.3
Peer Average                          (1.4)
NASDAQ Bank Index                     23.9

Source: Bloomberg and Keefe, Bruyette and Woods.
Price data is adjusted for stock splits and is as of August 1, 2003.
Peer group includes five publicly traded banks headquartered in the Carolinas with assets between $850 million and $10 billion.

Total Return Analysis

Five-Year Total Return (%)

First National Corporation          50.00
Peer Average                        13.50
Nasdaq Bank Index                   39.40

Source: Bloomberg and Keefe, Bruyette and Woods.
Data as of August 1, 2003.
Total returns include reinvestment of dividends.
Peer group includes five publicly traded banks headquartered in the Carolinas with assets between $850,000 and $10 billion.

First National Corporation

                                Robert R. Horger
                              Chairman of the Board

                                C. John Hipp III
                             Chief Executive Officer

                                Richard C. Mathis
              Executive Vice President and Chief Financial Officer

                           First National Corporation
                               520 Gervais Street
                         Columbia, South Carolina 29201
                                  803-771-2265

                                 www.SCBandT.com

Statements included in this Current Report on Form 8-K that are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. First National Corporation cautions readers that forward-looking statements are estimates reflecting the best judgement of FNC'c senior management or directors based on current information, and are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) Liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion.








                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                 FIRST NATIONAL CORPORATION


August 21, 2003                  By:    /s/ Richard C. Mathis
                                        --------------------------
                                           Richard C. Mathis
                                           Executive Vice President and
                                           Chief Financial Officer